ARTISAN FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 29, 2010

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)

DATED JANUARY 28, 2010

ARTISAN OPPORTUNISTIC GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The Fund’s current prospectus and statement of additional information, both dated January 28, 2010, as amended November 29, 2010, are incorporated by reference into this summary prospectus.

The board of directors of Artisan Funds has approved certain changes with respect to Artisan Opportunistic Growth Fund (the “Fund”). Effective January 28, 2011, the name of the Fund will be changed to “Artisan Growth Opportunities Fund,” and effective April 29, 2011, a redemption fee in the amount of two percent of the value of shares held 90 days or less after purchase will be applied to certain redemptions of shares of the Fund.

The following changes to the Fund’s investment strategies and benchmark also are proposed to be effective January 28, 2011. The Fund will be permitted to invest up to 100% of its net assets at market value at the time of purchase in common stocks and other equity securities of both U.S. and non-U.S. companies. The Fund will be permitted to invest up to 35% of its net assets at market value at the time of purchase in companies from any single country other than the U.S. and to invest in less developed and emerging markets without limit. The Fund also will be permitted to invest up to 10% of its net assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities. The benchmark against which the Fund compares its performance will be the MSCI ACWI (All Country World Index) IndexSM.

Case Label # 00077705